LETTER OF TRANSMITTAL
                             SFAC NEW HOLDINGS, INC.

                               Offers to Exchange
       $587,126,474 of its 13% Senior Secured Discount Debentures due 2009
                           (the "Exchange Debentures")
             which have been registered under the Securities Act of
            1933, as amended, for $587,025,332 of its outstanding 13%
                   Senior Secured Discount Debentures due 2009
                                       and
   $55,000 of the outstanding 13% Senior Secured Discount Debentures due 2005 of Specialty Foods Acquisition Corporation
                           (the "Old 13% Debentures")
                Pursuant to the Prospectus, dated August 9, 1999

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THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER
13, 1999 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFERS MAY BE EXTENDED (THE "EXPIRATION DATE").
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                 The Exchange Agent for the Exchange Offers is:

                     UNITED STATES TRUST COMPANY OF NEW YORK

                        By Registered or Certified Mail:

                     United States Trust Company of New York
                           P.O. Box 843 Cooper Station
                            New York, New York 10276
                       Attention: Corporate Trust Services

                            By Hand Before 4:30 p.m.:

                     United States Trust Company of New York
                                  111 Broadway
                            New York, New York 10006
                  Attention: Lower Level Corporate Trust Window

    By Overnight Courier and By Hand After 4:30 p.m. on the Expiration Date:

                     United States Trust Company of New York
                            770 Broadway, 13th Floor
                            New York, New York 10003

                     By Facsimile for Eligible Institutions:

                                 (212) 420-6211
                           Attention: Customer Service

                    For confirmation and/or information call:

                                 (800) 548-6565

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                           ---------------------------

      List below the Old 13% Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old 13% Debentures should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------------
               DESCRIPTION OF OLD 13% DEBENTURES                        (1)                  (2)                     (3)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Principal Amount
                                                                                          Principal              of Old 13%
                                                                                          Amount of              Debentures
Name(s) and Address(es) of Registered Holder(s)                     Certificate            Old 13%                Tendered
(Please fill in, if blank)                                          Number(s)*           Debentures         (if less than all)**
------------------------------------------------------------------------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

*     Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old 13% Debentures.
--------------------------------------------------------------------------------

      The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated August 9, 1999 (the "Prospectus"), of SFAC New Holdings, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offers (the "Exchange Offers") to exchange up to (i) $587,025,332 aggregate principal amount of the 13% Senior Secured Discount Debentures due 2009 (the "Exchange Debentures") for the same aggregate principal amount of substantially identical debentures that the Company issued in a private transaction on June 11, 1999 (the "Initial 13% Debentures"), and (ii) $101,142 aggregate principal amount of the Exchange Debentures for $55,000 principal amount of 13% Senior Secured Discount Debentures due 2005 of Specialty Foods Acquisition Corporation, plus accrued interest as of the date of the exchange (the "SFAC 13% Debentures"). The Initial 13% Debentures and the SFAC 13% Debentures are collectively referred to as the "Old 13% Debentures." The Old 13% Debentures were issued and sold in transactions exempt from registration under the Securities Act of 1933, as amended.

      The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

      This Letter is to be used either if certificates of Old 13% Debentures are to be forwarded herewith or if delivery of Old 13% Debentures is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offers--Terms of the Exchange Offers--Procedures for Tendering" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

      Holders whose Old 13% Debentures are not immediately available or who cannot deliver their Old 13% Debentures and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old 13% Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offers--Terms of the Exchange Offers--Procedures for Tendering." See Instruction 1.

|_| CHECK HERE IF OLD 13% DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution__________________ |_| The Depository Trust Company

Account Number _________________________________________________________________

Transaction Code Number ________________________________________________________

|_| CHECK HERE IF OLD 13% DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) ___________________________________________________

Name of Eligible Institution that Guaranteed Delivery __________________________

If delivered by book-entry transfer:

Account Number _________________________________________________________________

Date of execution of Notice of Guaranteed Delivery _____________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

      If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Debentures in the ordinary course of business of the undersigned, that it is not engaged in, and does not intend to engage in, or has no arrangement or understanding with any person to participate in, a distribution of Exchange Debentures and that it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"). If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Old 13% Debentures that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an "underwriter" within the meaning of the Securities Act and must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of Old 13% Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old 13% Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old 13% Debentures as are being tendered hereby.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old 13% Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old 13% Debentures tendered hereby.

      The undersigned also acknowledges that these Exchange Offers are being made in reliance on the Company's belief, based on interpretations by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions, that the Exchange Debentures issued in exchange for the Old 13% Debentures pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Initial 13% Debentures from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Debentures are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Debentures and are not participating in, and do not intend to participate in, the distribution of such Exchange Debentures. The undersigned acknowledges that any holder of Old 13% Debentures using the Exchange Offers to participate in a distribution of the Exchange Debentures (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

      The undersigned represents that (i) the Exchange Debentures acquired pursuant to the Exchange Offers are being obtained in the ordinary course of business of the person receiving such Exchange Debentures, whether or not such person is the holder, (ii) such holder or such other person has no arrangement or understanding with any person to participate in the distribution of such Exchange Debentures within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such Exchange Debentures within the meaning of the Securities Act, and (iii) such holder or such other person is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

      The undersigned understands that tenders of the Old 13% Debentures pursuant to any one of the procedures described under "The Exchange Offers--Terms of the Exchange Offers--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offers.

      The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offers--Terms of the Exchange Offers--Conditions," the Company may not be required to accept for exchange any of the Old 13% Debentures tendered. Old 13% Debentures not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Debentures (and, if applicable, substitute certificates representing Old 13% Debentures for any Old 13% Debentures not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the Exchange Debentures (and, if applicable, substitute certificates representing Old 13% Debentures for any Old 13% Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old 13% Debentures."

      THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD 13% DEBENTURES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD 13% DEBENTURES AS OF THE DATE OF TENDER OF SUCH OLD 13% DEBENTURES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD 13% DEBENTURES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH DEBENTURES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD 13% DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

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                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)

Dated:  ........................................................................

X ..............................................      ..........................

X ..............................................      ..........................
Signature(s) of Owner(s)/or Authorized Signatory      Date

Area Code and Telephone Number .................................................

      If a holder is tendering any Old 13% Debentures, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old 13% Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Names ..........................................................................

      ..........................................................................
                             (Please Type or Print)

Capacity:.......................................................................

         .......................................................................

Address  .......................................................................
                               (Include Zip Code)

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:  ......................................................
                             (Authorized Signature)

 ................................................................................
                                     (Title)

 ................................................................................
                                 (Name of Firm)

Dated:  ........................................................................
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                                       6

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                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

      To be completed ONLY if certificates for Exchange Debentures are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above.

Issue: Exchange Debentures to:

Name(s): .......................................................................
                             (Please Type or Print)

         .......................................................................
                             (Please Type or Print)

Address: .......................................................................

         .......................................................................
                                                                      (Zip Code)

Social Security Number: ........................................................

                         (Complete Substitute Form W-9)

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                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

      To be completed ONLY if certificates for Exchange Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old 13% Debentures" on this Letter above.

Mail: Exchange Debentures to:

Name(s): .......................................................................
                             (Please Type or Print)

         .......................................................................
                             (Please Type or Print)

Address: .......................................................................

         .......................................................................
                                                                      (Zip Code)

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      IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS
LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR OLD 13% DEBENTURES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD 13% DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offers

1.    Delivery of this Letter and Old 13% Debentures; Guaranteed Delivery
      Procedure.

      This Letter is to be used to forward, and must accompany, all certificates representing Old 13% Debentures tendered pursuant to the Exchange Offers unless such certificates are accompanied by an Agent's Message (as defined in the Prospectus) in which case you need not submit this Letter to the Exchange Agent. Certificates representing the Old 13% Debentures in proper form for transfer (or a confirmation of book-entry transfer of such Old 13% Debentures into the Exchange Agent's account at the book- entry transfer facility) must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. A tender will not be deemed to have been timely received when the tendering holder's properly completed and duly signed Letter or an Agent's Message accompanied by the Old 13% Debentures is mailed prior to the Expiration Date but is received by the Exchange Agent after the Expiration Date.

      The method of delivery of this Letter, the Old 13% Debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

      If a holder desires to tender Old 13% Debentures and such holder's Old 13% Debentures are not immediately available or time will not permit such holder's Letter of Transmittal, Old 13% Debentures (or a confirmation of book-entry transfer of Old 13% Debentures into the Exchange Agent's account at the book-entry transfer facility with an Agent's Message) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may still tender in the Exchange Offers if:

            (a) the tender is made through an Eligible Institution (as defined below);

            (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by us (by facsimile transmission, mail or hand delivery), setting forth your name and address as holder of the Old 13% Debentures and the amount of Old 13% Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date the certificates for all physically tendered Old 13% Debentures, in proper form for transfer, or a book-entry confirmation with an Agent's Message, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

            (c) the certificates for all physically tendered Old 13% Debentures, in proper form for transfer, or a book-entry confirmation as the case may be, and all other documents required by this Letter of Transmittal are received by the Exchange Agent within five business days after the Expiration Date.

      See "The Exchange Offers--Terms of the Exchange Offers--Procedures for Tendering" in the Prospectus.

2.    Withdrawals.

      Any holder who has tendered Old 13% Debentures may withdraw the tender by delivering written notice of withdrawal (which may be sent by telegram, facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the close of business on the Expiration Date and prior to acceptance for exchange thereof by us. For a withdrawal to be effective, a written notice of withdrawal must (i) specify the name of the person having tendered the Old 13% Debentures to be withdrawn (the "Depositor"), (ii) identify the Old 13% Debentures to be withdrawn (including the certificate number or numbers and principal amount of such Old 13% Debentures), (iii) signed by the holder in the same manner as the original signature on the Letter by which such Old 13% Debentures were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old 13% Debentures pursuant to the terms of the Indenture into the name of the person withdrawing the tender and (iv) specify the name in which any such Old 13% Debentures are to be registered, if different from that of the Depositor. If Old 13% Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the participant's account at the book-entry transfer facility to be credited, if different from that of the Depositor, with the withdrawn Old 13% Debentures or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offers--Terms of the Exchange Offers--Withdrawal of Tenders" in the Prospectus.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

      If this Letter is signed by the registered holder of the Old 13% Debentures tendered hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old 13% Debentures.

      If this Letter or any Old 13% Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, evidence satisfactory to us of their authority to so act must also be submitted with the Letter of Transmittal.

      If any tendered Old 13% Debentures are owned of record by two or more joint owners, all such owners must sign this Letter.

      The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless the Old 13% Debentures are tendered : (i) by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and the Exchange Debentures are being issued directly to such registered holder (or deposited into the participant's account at DTC), or (ii) for the account of an Eligible Institution.

4.    Special Issuance and Delivery Instructions.

      Tendering holders of Old 13% Debentures should indicate in the applicable box the name and address to which Exchange Debentures issued pursuant to the Exchange Offers are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Debentures will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Old 13% Debentures not accepted for exchange will be returned to the name or address of the person signing this Letter.

5.    Backup Federal Income Tax Withholding and Substitute Form W-9.

      Under the federal income tax laws, payments that may be made by the Company on account of Exchange Debentures issued pursuant to the Exchange Offers may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Debentures) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old 13% Debentures are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Failure to complete the Substitute Form W-9 will not, by itself, cause Old 13% Debentures to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Debentures. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6.    Transfer Taxes.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Old 13% Debentures to it or its order pursuant to the Exchange Offers. If, however, Exchange Debentures and/or substitute Old 13% Debentures not exchanged or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old 13% Debentures tendered hereby, or if tendered Old 13% Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old 13% Debentures to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old 13% Debentures specified in this Letter.

7.    Waiver of Conditions.

      Conditions enumerated in the Prospectus may be waived by the Company, in whole or in part, at any time from time to time in its reasonable discretion.

8.    No Conditional Tenders.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old 13% Debentures, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old 13% Debentures for exchange.

      Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.    Inadequate Space.

      If the space provided herein is inadequate, the aggregate principal amount of Old 13% Debentures being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10.   Mutilated, Lost, Stolen or Destroyed Old 13% Debentures.

      If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify United States Trust Company of New York at the telephone number indicated above. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the Old 13% Debentures have been replaced.

11.   Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter may be directed to United States Trust Company of New York at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (See Instruction 5)

                      PAYER'S NAME: SFAC NEW HOLDINGS, INC.

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  Part I--Taxpayer Identification Number

Form W-9                    Enter your taxpayer identification number in the         _______________________________________________
Department of the           appropriate box.  For most individuals, this is your                Social Security Number
Treasury                    social security number.  If you do not have a number,
Internal Revenue            see how to obtain a "TIN" in the enclosed Guidelines.                         OR
Service
                            NOTE:  If the account is in more than one name, see      _______________________________________________
                            the chart on page 2 of the enclosed Guidelines to               Employer Identification Number
                            determine what number to give.
                          ----------------------------------------------------------------------------------------------------------
                            Part II--For Payees Exempt From Backup Withholding (see enclosed Guidelines)
                          ----------------------------------------------------------------------------------------------------------
Payer's Request for         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer Identification
Number (TIN) and            (1)   the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a
Certification                     number to be issued to me), and

                            (2)   I am not subject to backup withholding either because I have not been notified by the Internal
                                  Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

                            SIGNATURE ________________________________________________________ DATE ______________________________
------------------------------------------------------------------------------------------------------------------------------------
Certification Guidelines--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------------------

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the Exchange Debentures shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE __________________________________________ DATE ______________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE DEBENTURES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


================================================================================
                                        Give the
For this type of account:               SOCIAL SECURITY
                                        NUMBER OF --
================================================================================

1.    An individual's account           The individual

2.    Two or more individuals (joint    The actual owner of the account or, if
      account)                          combined funds, the first individual
                                        on the account(1)

3.    Husband and wife (joint account)  The actual owner of the account or, if joint funds, either person(1)

4.    Custodian account of a minor      The minor(2)
      (Uniform Gift to Minors Act)

5.    Adult and minor (joint account)   The adult or, if the minor is the only
                                        contributor, the minor(1)

6.    Account in the name of the        The ward, minor, or incompetent
      guardian or committee for a       person(3)
      designated ward, minor, or
      incompetent person

7.    a.    The usual revocable         The grantor-trustee(1)
            savings trust account
            (grantor is also trustee)

      b.    So-called trust account     The actual owner(1)
            that is not a legal or
            valid trust under State
            law

8.    Sole proprietorship account       The owner(4)

================================================================================


================================================================================
                                        Give the EMPLOYER
For this type of account:               IDENTIFICATION
                                        NUMBER OF--
================================================================================

9.    A valid trust, estate, or         The legal entity (Do not furnish the
      pension trust                     identifying number of the personal
                                        representative or trustee unless the
                                        legal entity itself is not designated
                                        in the account title).(5)

10.   Corporate account                 The corporation

11.   Religious, charitable, or         The organization
      educational organization
      account

12.   Partnership account held in       The partnership
      the name of the business

13.   Association, club, or other       The organization
      tax-exempt organization

14.   A broker or registered nominee    The broker or nominee

15.   Account with the Department of    The public entity
      Agriculture in the name of a
      public entity (such as a State
      or local government, school
      district, or prison) that
      receives agricultural program
      payments1

================================================================================

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's social security number.

(4) Show your individual name. You may also enter your business name. You may use either your Social Security number or your Employer Identification number.

(5) List first and circle the name of the legal trust, estate, or pension trust

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payee Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments including the following:

o     A corporation.

o     A financial institution.

o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

o     The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o     An international organization or any agency or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

o     A real estate investment trust.

o     A common trust fund operated by a bank under Section 584(a) of the Code.

o An exempt charitable remainder trust, or a trust described in Section 4947 of the Code.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o     A foreign central bank of issue.

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o     Payments made by certain foreign organizations.

o     Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

o     Payment of interest on obligations issued by individuals.
      Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payment of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).

o     Payment described in Section 6049(b)(5) to nonresident aliens.

o     Payments on tax-free covenant bonds under Section 1451 of the Code.

o     Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

      Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, and 6050A and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.